                                          SECURITIES AND EXCHANGE COMMISSION
                                                Washington, D.C. 20549

                                                       FORM 8-K

                                                    Current Report
                                          Pursuant to Section 13 or 15(d) of
                                         the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2003

                                                FRONTIER AIRLINES, INC
                                (Exact name of Registrant as specified in its charter)

            Colorado                                0-24126                       84-1256945
(State or Other Jurisdiction of                     (Commission                (I.R.S. Employer
         Incorporation)                             File                      Identification No.)
                                                    Number)

       7001 Tower Road, Denver, CO                                           80249
(Address of principal executive offices)                                   (zip code)

Registrant's telephone number, including area code: (720) 374-4500

                                                    Not Applicable
                            (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

         Frontier Airlines, Inc.(Frontier)announced on Friday, February 14, 2003, that it had closed a $70 million commercial loan facility supported by a $63 million guarantee of the Air Transportation Board.  On February 18,
2003, Frontier filed a Current Report on Form 8-K providing additional details regarding the loan. The discussion of the loan in the February 18, 2003 Form 8-K is qualified by reference to the full text of the agreements evidencing the commercial loan facility, which are filed as exhibits to this report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.                                         Description

4.5* #                      Frontier  Airlines Inc.  Warrant to Purchase Common Stock,  No. 1 - Air
                            Transportation Stabilization Board

4.6 *                       Registration  Rights  Agreement  dated as of  February  14, 2003 by and between  Frontier  Airlines,  Inc.  as  the  Issuer,  and  the  Holders
                            Referred to Herein of Warrants to Purchase Common Stock, No Par Value

10.77 *                     $70,000,000  Loan  Agreement  dated  as  of  February  14,  2003  among
                            Frontier  Airlines,  Inc. as Borrower,  West LB AG, as Tranche A Lender
                            and Tranche C Lender,  Wells Fargo Bank,  N.A.,  as Tranche B-1 Lender,
                            Tranche B-2 Lender, and a Tranche C Lender, Bearingpoint,  Inc. as Loan
                            Administrator,  Wells Fargo Bank Northwest,  N.A. as Collateral  Agent,
                            West LB AG, as Agent, and Air Transportation Stabilization Board

10.78*                      Mortgage and Security  Agreement  dated as of February 14, 2003 made by
                            Frontier  Airlines,  Inc. in favor of Wells Fargo Bank Northwest,  N.A.
                            as the Collateral Agent

(*) Portions of this Exhibit have been omitted and filed  separately with the Securities and Exchange  Commission in a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(#) Two  Warrants,  dated as of February 14, 2003,  substantially  identical in all material  respect to this Exhibit, have been  entered into with each of the  Supplemental  Guarantors  (as defined in Exhibit  10.77)  granting  each
    Supplemental  Guarantor a warrant to purchase  191,697  shares  under the same terms and  conditions  described in this Exhibit.

SIGNATURES

                  Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934,  the  registrant  has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          FRONTIER AIRLINES, INC.

Date:  March 26, 2003                                     By:/s/Jeff S. Potter
                                                              Jeff S. Potter, President & CEO

                                                          By:/s/Paul H. Tate
                                                              Paul H. Tate, CFO